AGREEMENT FOR PURCHASE AND SALE

     This Agreement for Purchase and Sale (the "Agreement"), is made and entered as of October 30, 1998, by and between Black Warrior Wireline Corp., a Delaware corporation ("Black Warrior"), and SJMB, L.P., a Delaware limited partnership (the "Purchaser"), and its assigns or transferees pursuant to Section 5.5 and sets forth the terms and conditions of the sale and purchase of a 10%
Convertible Promissory Note in the original principal amount of up to $2,000,000, substantially in the form attached hereto as Exhibit A (the "Note"). For purposes of this Agreement, the term "Seller" is defined to mean Black Warrior and the Active Subsidiary (defined in Section 2.8 below).

     WHEREAS, Seller desires to issue and sell to Purchaser, and Purchaser desires to purchase and accept from Seller, the Note in the form of Exhibit A, on the terms and subject to the conditions set forth herein.

     WHEREAS, the obligations of Seller under the Note are secured by that certain Borrower Security Agreement between Seller and St. James Capital Partners, L.P., a Delaware limited partnership ("SJCP"), dated as of June 5, 1997, as may be amended or modified and as amended on March 1, 1998 to include the Purchaser and as further amended as of the date herewith, (the "Security Agreement"), that certain Subsidiary Security Agreement (herein so called) between the subsidiaries of Black Warrior and SJCP dated as of June 5, 1997, as may be amended or modified and as amended on March 1, 1998 to include the Purchaser and as further amended as of the date herewith (the "Subsidiary Security Agreement"), and are guaranteed by that certain Subsidiary Guaranty by the subsidiaries of Black Warrior in favor of SJCP, dated as of June 5, 1997, as may be amended or modified and as amended on March 1, 1998 to include the Purchaser and as further amended as of the date herewith (the "Subsidiary Guaranty").

     WHEREAS, Seller and Purchaser desire to make certain representations, warranties and agreements in connection with the purchase and sale of the Note contemplated hereby.

     WHEREAS, Seller desires to sell to Purchaser warrants ("Warrants") to purchase, in the aggregate, 1,333,333 shares of Seller's common stock, par value $0.0005 per share (the "Common Stock"), which Warrants shall be delivered to Purchaser or, at Purchaser's discretion, to Purchaser's designee, at the time of each advance of the Note Consideration and for a number of shares of Common Stock equal to two-thirds (2/3) of the principal pursuant amount of such advance, and which Warrants shall have the terms and be subject to the conditions set forth in the form of Warrants attached hereto as Exhibit B.

     WHEREAS, Seller desires to grant to Purchaser certain registration rights in respect of the Common Stock that may be acquired on conversion of the Note and on the exercise of the Warrants, which registration rights shall have the terms and be subject to the conditions set forth in the Registration Rights Agreement dated as of June 5, 1997 between Seller and SJCP as amended on March 1, 1998, to include the Purchaser and as further amended and modified (the "Registration Rights Agreement").

     WHEREAS, this Agreement, the Note, the Security Agreement, the Subsidiary Security Agreement, the Subsidiary Guaranty, the Warrants, and the Registration Rights Agreement are collectively referred to herein as the "Transaction Documents".

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein, the parties agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

     1.1 Purchase and Sale of the Note and the Warrants. Subject to the terms of this Agreement, Seller agrees to and does hereby issue, sell and deliver the Note and the Warrants to Purchaser at the Closing (as defined herein), and Purchaser agree to and do hereby purchase and accept the Note and the Warrants from Seller.

     1.2 Consideration for Purchase of the Note. Subject to the terms of this Agreement, Purchaser hereby agrees to pay to Seller, by check or wire transfer to the account of Black Warrior, $2,000,000, as the consideration for the purchase of the Note (the "Note Consideration"), in one or more advances, which advances shall be made at Purchaser's sole and absolute discretion. Purchaser hereby agrees to exercise reasonable good faith in the exercise of its discretion. Interest under the Note shall accrue on amounts actually advanced.

     1.3 Acknowledgment of Prior Advances. Seller hereby acknowledges that $500,000 of the total $2,000,000 Note Consideration has, as of the date of this Agreement, been advanced by Purchaser for Seller's account.

     1.4 Consideration for Purchase of the Warrants. Subject to the terms of this Agreement, Purchaser hereby agree to pay by check or wire transfer to the account of Black Warrior $0.03 per share subject to the Warrants as the consideration for the purchase of each of the Warrants issued and to be issued hereunder (the "Warrant Consideration"; the Note Consideration and the Warrant Consideration are collectively referred to herein as the "Consideration").

     1.5 Origination Fee. Seller agrees to pay Purchaser at Closing and at each other time an advance of the Note Consideration is made, an origination fee (the "Origination Fee") equal to 2% of the entire amount of each such advance, for the payment of the Note Consideration.

     1.6 Subordination. Purchaser agrees that the indebtedness hereunder and the security granted therefor are subject to the Subordination Agreement with Fleet Capital Corporation (the "Senior Lender"), pursuant to which Purchaser subordinates its security interests and rights to the security interests of the Senior Lender, except for Purchasers's security interest in certain offshore skids owned by the Seller.

     1.7 Future Financings. If Seller, at any time so long as the Note is outstanding, intends to issue or sell any shares of capital stock, debt securities or securities convertible into, exchangeable for or exercisable for shares of capital stock or debt securities (a "Financing"), Seller shall give Purchaser written notice (the "Offer") of its intent to engage in a Financing, specifying its basic terms and conditions. If Purchaser gives notice to Seller, specifying Purchaser's basic terms and conditions, of its intent to provide Financing on a basis materially similar to the proposal set forth in the Offer within five (5) business days after receipt of the Offer (a "Financing Notice"), then Seller shall be obligated to consummate the Financing only with Purchaser and Purchaser shall be obligated to provide the financing at the time committed by the third party whose commitment gave rise to the Offer. If Purchaser does not within five (5) business days after receipt of the Offer give to Seller a Financing Notice, Purchaser shall be deemed to have waived their rights to provide the Financing under this Section, and Seller may thereafter obtain such Financing from a third party or parties if such third party Financing is on the same basic terms and conditions as those set forth in the Offer. Any proposed Financing on terms materially different from those basic terms and conditions in the Offer deemed waived by Purchaser shall require a new Offer and compliance by Seller with the provisions of this Section. Notwithstanding the foregoing, Seller shall not be required to comply with this Section in connection with: (i) the issuance and sale of Common Stock or convertible securities in connection with any employee stock option plan, arrangement or agreement now or hereafter in effect; (ii) the issuance of capital stock of Seller upon exercise of the Warrants or otherwise issued to Purchaser or their assigns; (iii) the issuance of capital stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof or hereafter issued; (iv) a public offering of securities; or (v) any loan from a regular commercial lending source.

     1.8 Future Advances. The exercise of Purchaser's discretion in making advances after the date hereof is conditioned upon the delivery by Seller to Purchaser of the following:

         (a) a written request for such advance at the address for the Purchaser in Section 5.2 hereof, setting forth (i) the amount requested, (ii) the account to which such advance is to be funded, and (iii) the proposed use of such advance, which shall be in accordance with Section 2.19 herein;

         (b) a certificate of an officer of Seller certifying that, as of the date of the advance, no Event of Default hereunder has occurred, that Seller is in compliance with all covenants herein and that all of the representations and warranties set forth herein are true and correct as of such date;

         (c) such security documents respecting the assets of the Seller or its Active Subsidiary as may be reasonably requested by Purchaser;

         (d) such other documents, certificates, agreements or instruments as may be reasonably requested by Purchaser in connection with any or all of the foregoing; and

         (e) payment by Seller of any and all expenses or other amounts due and owing to Purchaser; and

         (f) Warrants to purchase a number of shares of Common Stock equal to two-thirds (2/3) of the principal amount of such advance.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser that each of the following statements (i) are true and correct on the date hereof and (ii) will be true and correct in all material respects on the date each advance of the Note Consideration is made:

     2.1 Organization, Standing and Qualification. Each of Black Warrior and the Active Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Black Warrior and the Active Subsidiary is licensed and qualified to do business as a foreign corporation in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification or license necessary.

     2.2 Authority; No Defaults. Each of Black Warrior and the Active Subsidiary has all requisite corporate power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Seller. The Transaction Documents have been executed and delivered by Seller and constitute the valid and binding obligation of Seller, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of the Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default or event of default (or event which, with notice or lapse of time or both, would constitute a default or event of default) under, any provision of any charter, bylaw, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance or regulation, or any restriction to which any property of Seller is subject or by which Seller is bound, the effect of which would be materially adverse to Seller. Seller is not, nor does Seller have knowledge that it is alleged to be, in material violation or default of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign (a "Governmental Entity"), relating to or affecting the operation, conduct or ownership of the property or business of Seller.

     2.3 Approvals. There is no legal impediment to the execution and delivery of the Transaction Documents by Seller or to the consummation of the transactions contemplated thereby, and no filing or registration with, or authorization, consent or approval of, a Governmental Entity, shareholders or any other third party is necessary for the consummation by Seller of the transactions contemplated thereby.

     2.4 Charter and Bylaws. Seller has furnished to Purchaser true and complete copies of its charter and bylaws, each as amended to date and as presently in effect.

     2.5 SEC Documents.


         (a) Seller has made all filings with the Securities and Exchange Commission ("SEC") that it has been required to make under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 1994.
     Seller has provided to Purchaser true, complete and correct copies of Seller's annual report on Form 10-K ("Seller's Form 10-K") for the fiscal year ended December 31, 1997, together with all amendments thereto, Seller's quarterly report on Form 10-Q for the fiscal quarters ended March 31, 1998 and June 30, 1998, together with all amendments thereto, and any and all filings with the SEC made by Seller (including all requested exhibits to such filings) since the filing of said Form 10-K (all such documents that have been filed with the SEC, as amended, are referred to as the "Seller SEC Documents"). As of their respective dates, and except as amended, Seller SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) The financial statements of Seller included in the Seller SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and fairly present (subject, in the case of the unaudited statements, to normal recurring audit adjustments) the consolidated financial position of Seller as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Since June 30, 1998,
     (i) there have been no material adverse changes in Seller's business, operations or financial condition and (ii) Seller's operations have been conducted in the ordinary course of business except as disclosed in writing to Purchaser.

     2.6 Litigation. Except as set forth on Schedule 2.6, as of the date of this Agreement, there is no suit, action, proceeding or investigation pending or, to the best knowledge of Seller, threatened against or affecting Seller, nor is there any outstanding judgment, order, writ, injunction or decree against Seller, which judgment would have a material adverse effect on Seller. Seller is not subject to any court order, writ, injunction, decree, settlement agreement or judgment that contains or orders any on-going obligations, whether prohibitory or mandatory in nature, the performance of which would have a material adverse effect on Seller.

     2.7 Capitalization. Black Warrior has authorized capital stock of (a) ____________ shares of Common Stock of which, as of the date hereof, there are
____________ shares issued and outstanding, and (b) _________ shares of preferred stock of which, as of the date hereof, there are no shares issued and outstanding. All of the issued and outstanding shares of Common Stock were duly and validly issued and are fully paid and non-assessable. None of the outstanding shares of Common Stock has been issued in violation of any preemptive rights of the current or past stockholders of Seller. As of the date hereof, Black Warrior has reserved for issuance (i) an aggregate of __________ shares of Common Stock issuable on issuance of stock options to employees, officers, directors and other persons, and the Board of Directors of Black Warrior has approved amendments to the plans in respect of such options to increase the shares available thereunder to an aggregate of __________ shares of Common Stock, subject to the approval of the shareholders of Black Warrior, and
(ii) an aggregate of __________ shares of Common Stock issuable on the exercise of outstanding warrants, options, or of convertible securities other than those listed in (i) above. Except as set forth on Schedule 2.7 or described above in
(i) and (ii), there are no outstanding options, warrants or rights to subscribe for, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of Black Warrior or contracts, commitments, understandings or arrangements by which Black Warrior is or may be obligated to issue additional shares of its capital stock or options, warrants, or rights to purchase or acquire any additional shares of its capital stock. All of the Common Stock issued on the exercise of the Warrants will be fully paid, non-assessable and free and clear of any Encumbrances. As used in this Agreement, the term "Encumbrance" means and includes (i) any security interest, mortgage, deed of trust, lien, charge, pledge, proxy, adverse claim, equity, power of attorney, or restriction of any kind, including but not limited to, any restriction or servitude on the use, transfer, receipt of income, or other exercise of any attributes of ownership, and (ii) any Uniform Commercial Code financing statement or other public filing, notice or record that by its terms purports to evidence or notify interested parties of any of the matters referred to in clause (i) that has not been terminated or released by another proper public filing, notice or record.

     2.8 Subsidiaries. Schedule 2.8 sets forth the only active subsidiary of Seller, including state or country of organization and address of its principal executive offices ("Active Subsidiary"). For purposes of this Agreement and the other agreements contemplated hereby, the Active Subsidiary is the only "subsidiary" of Seller. Schedule 2.8 also discloses four inactive corporations and/or limited partnerships owned by Seller (the "Inactive Organizations"), all four of which are at this time inactive, defunct, and have no value. No representation, warranty, financial standard or other provision of this Agreement, or any agreement contemplated hereby, shall be deemed violated by virtue of the fact that any of the Inactive Organizations do not meet said representation, warranty, financial standard or other provision. However, if any Inactive Organization begins to conduct any business (other than activities to "wind down" such organization) such Inactive Organization shall be considered an Active Subsidiary (and cease to be an Inactive Organization) from that point forward. The Active Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to own, to lease or to operate its properties and to carry on its business as it is now being conducted and is duly qualified or licensed to do business in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification or license necessary, unless the failure to be so licensed or qualified would not have a material, adverse effect on Seller. Except as set forth in Schedule 2.8, all outstanding shares of capital stock of the Active Subsidiary were duly and validly issued and are fully paid, nonassessable and owned by Seller or a subsidiary of Seller, free and clear of all Encumbrances. There are no options, warrants or other rights, agreements or commitments (including preemptive rights) obligating Seller or the Active Subsidiary to issue, to sell or to transfer any shares of capital stock or other securities of the Active Subsidiary. There are _____ shares of capital stock of Active Subsidiary issued and outstanding, all of which has been pledged to Purchaser.

     2.9 Liabilities. Except as set forth in Schedule 2.9, Seller has no liabilities or obligations, either accrued, absolute, contingent, or otherwise that have a material adverse effect on the value or business of Seller, and Seller has no knowledge of any potential liability that it reasonably believes would likely result in a material adverse effect on the value or business of Seller, other than those (a) reflected or reserved against in the balance sheets reported on Seller's Form 10-Q for the fiscal quarter ended June 30, 1998, or
(b) incurred in the ordinary course of business since June 30, 1998.

     2.10 Licenses, Permits, Authorizations, Etc. Seller holds all approvals, authorizations, consents, licenses, orders, franchises, rights, registrations and permits of any type required to operate its business as presently conducted. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any revocation, cancellation, suspension or modification of any such approval, authorization, consent license, order, franchise, right, registration or permit.

     2.11 Title to Assets; Encumbrances. Except as set forth in Schedule 2.11:

         (a) Seller has good and indefeasible title to its assets, whether real, personal or intangible, free and clear of all Encumbrances except (i) liens for current taxes and assessments not yet due or being contested in good faith by appropriate proceedings, (ii) mechanic's liens arising under the operation of law for actions contested in good faith or for which payment arrangements have been made, (iii) liens granted or incurred by Seller in the ordinary course of its business or financing of equipment, office space, furniture and computers in the ordinary course of its business, and (iv) easements, rights of way, encroachments or other restrictions or matters affecting title which do not prevent the assets from being used for the purpose for which they are currently being used;

         (b) There are no parties in possession of any of the assets of Seller other than personal property held by third parties in the reasonable and ordinary course of business. Seller enjoys full, free and exclusive use and quiet enjoyment of its assets and its rights pertaining thereto. Seller enjoys peaceful and undisturbed possession under all leases under which it is a lessee, and all such leases are legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

     2.12 Taxes and Returns. Seller has filed all required tax returns and reports. Seller has paid all taxes, assessments and governmental charges and penalties which it has incurred, except such as are being or may be contested in good faith by appropriate proceedings. Seller is not delinquent in the payment of any tax, assessment or governmental charge. No deficiencies for any taxes have been proposed, asserted, or assessed against Seller, and no requests for waivers of the time to assess any such tax are pending. For the purposes of this Agreement, the term "tax" (including, with correlative meaning, the terms "taxes" and "taxable") shall include all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts.

     2.13 Insurance. Each policy of property, fire and casualty, product liability, worker's compensation, professional liability and title insurance and other forms of insurance (except group, health and life policies) and each bond issued or posted by any person with respect to any operations or other activities of Seller is, to the knowledge of Seller, the legal, valid and binding obligation of the insurer or bond issuer, enforceable in accordance with its terms, and is in an amount and provides for coverage as is customary in the ordinary business practices of Seller's industry.

     2.14 Patents, Trademarks, Etc. Seller has no patents, trademarks, service marks, works of authorship, tradenames, brandnames or copyrights. Seller is not using, and does not have any plan to manufacture, use or sell anything which would violate or infringe on any patent or proprietary right (of which Seller is aware) of any other person, firm or corporation or which would require a license under any such patent or proprietary right. Seller has not received any communications alleging that Seller has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, works of authorship or trade secrets or other proprietary rights in processes of any other person or entity.

     2.15 Material Contracts and Obligations. Attached hereto as Schedule 2.15 is a list of all material agreements of any nature to which Seller is a party or by which it or any of its properties is bound, including without limitation, the Master Service Agreement with the ten top customers (based on dollar volume) of Seller, all employment and consulting agreements, loan agreements, leases, purchase contracts, employee benefit, bonus, pension, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements. True and complete copies of such written agreements have been provided to Purchaser. All such agreements and contracts are valid, binding and in full force and effect. Seller is not in default on any of the agreements listed on Schedule 2.15.

     2.16 Compliance. Except as set forth on Schedule 2.16, Seller has complied in all material respects with all laws, and is not in violation of any charter or other corporate restrictions or any law, ordinance, requirement, regulation, judgment, injunction, award, decree, or other order applicable to its business. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which Seller is a party or by which it is bound, any provision of any state or federal judgment, decree, order, injunction, writ, statute, rule or regulation applicable to or binding upon Seller, which materially adversely affects or, in the future is reasonably likely to affect materially and adversely the business, prospects, condition, affairs or operations of Seller or any of its properties or assets. To the knowledge of Seller, no employee of Seller is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee with Seller.

     2.17 Employees. Seller has obtained employment agreements, some of which contain nondisclosure and assignment of invention provisions and non-competition provisions, with Seller from some employees and consultants of Seller whose employment responsibility requires access to confidential and proprietary information of Seller, in a form satisfactory to Purchaser. Seller has complied in all material respects with all applicable and material state and federal laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to employment, and there are no arrears in the payment of wages, or social security taxes.

     2.18 Transactions with Affiliates and Stockholders.  Except as set forth on
Schedule 2.18, no stockholder, officer, director or employee of Seller, nor any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), is presently a party to any transaction with Seller, including without limitation, any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to, any such person or entity.

     2.19 Use of Proceeds. Seller will not use the Consideration, except (a) to provide Seller with working capital, and (b) to fund the company capital expenditure programs. Seller shall not use the Consideration for any other purpose without the prior consent of Purchaser.

     2.20 Books and Records. The minute books of Seller furnished to counsel to Purchaser for review contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger and stock transfer records of Seller furnished by Liberty Transfer Company to Purchaser for review is complete and reflects all issuances, transfers of which Seller is aware, repurchases and cancellations of shares of capital stock of Seller.

     2.21 Stockholder Agreements. Except as set forth in Schedule 2.21 or as contemplated by this Agreement, there are no agreements, written or oral, which are (i) between Seller and any holder of its capital stock, or (ii) to the knowledge of Seller, among any persons holding five percent (5%) or more of Seller's capital stock, relating to the acquisition, disposition or voting of the capital stock of Seller.

     2.22 ERISA. Except as disclosed on Schedule 2.22, Seller has no employee benefit plans subject to the Employment Retirement Income Security Act of 1974.

     2.23 Accounts Receivable. All accounts receivable of Seller (including those reflected on the Balance Sheet or acquired on or prior to the Closing
Date) arose in the ordinary and usual course of business of Seller, represent valid obligations due to Seller and have been collected or are, to Seller's best


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

knowledge, collectible in the ordinary and usual course of business of Seller in the aggregate recorded amounts thereof in accordance with their terms less in the case of accounts receivable reflected in the Financial Statements, all allowance for doubtful accounts marked therein, and in the case of accounts receivable thereafter, all allowances for doubtful accounts consistent with past practices of Seller.

     2.24 Hazardous Wastes and Substances. Neither the operations of Seller nor the use of its assets violates any applicable federal, state or local law, statute, ordinance, rule, regulation, memorandum of understanding, order or notice requirement pertaining to the collection, transportation, storage, treatment, discharge, release or disposal of hazardous or non-hazardous waste or substances, including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C, ss.ss. 9601 et seq.), as amended from time to time on or before the Closing Date ("CERCLA") (including, without limitation, as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986), and such regulations promulgated under CERCLA on or before the Closing Date, (ii) the Resources Conservation and Recovery Act of 1976 (42 U.S.C. ss.ss. 6901 et seq.), as amended from time to time ("RCRA") on or before the Closing Date, and such regulations promulgated under RCRA,
(iii) any applicable federal, state or local laws or regulations relating to the environment in effect on the Closing Date (collectively, the "Applicable Environmental Laws"). Except as disclosed on Schedule 2.24, none of the operations of Seller has ever been conducted nor have any of its assets been used in such a manner as to constitute a violation of any of the Applicable Environmental Laws. No notice has been served on Seller by any person or Governmental Entity regarding any existing, pending or threatened investigation or inquiry related to violations under any Applicable Environmental Law, or regarding any claims for corrective action, remedial obligations or contribution for removal costs or damages under any Applicable Environmental Law, or regarding the designation of Seller or any of its affiliates as a potentially responsible party for any facility under the Applicable Environmental Laws, nor does any fact or circumstance exist which, if disclosed publicly, would be reasonably likely to result in the service on Seller of any such notice. There has been no action taken, or omitted to be taken by Seller which has caused, or would be reasonably likely to cause, a "release" of any "hazardous substance" at any "facility," without limitation, within the meaning of such terms as defined in the Applicable Environmental Laws.

     2.25 Disclosures. Neither this Agreement nor any Exhibit or Schedule hereto, nor any certificate or other instrument furnished to Purchaser or Purchaser or its counsel by Seller in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                                    COVENANTS

     3.1 New Subsidiaries. Seller agrees that (i) any Inactive Organization which becomes an Active Subsidiary after the execution of this Agreement and
(ii) any other entity of which Seller obtains control (directly or indirectly) of more than 50% of the outstanding voting stock or equity interests shall execute a written agreement to be bound by that certain Subsidiary Security Agreement dated as of even date herewith, before the events set forth in (i) or
(ii) above have occurred.

                                   ARTICLE IV

                                   THE CLOSING

     4.1 Time and Place. Subject to the provisions of Section 1.2 herein, the closing of the purchase and sale of the Note and the Warrants (the "Closing") will take place on a date agreed to by the parties (the "Closing Date"), at the offices of Gardere, Wynne, Sewell & Riggs L.L.P., unless another time and place are agreed to by the parties.

     4.2 Conditions to the Obligation of Seller. The obligation of Seller to effect the Closing is subject to Purchaser delivering, or causing to be delivered, to Seller at the Closing the Consideration.

     4.3 Conditions to the Obligation of Purchaser. The obligation of Purchaser to effect the Closing is subject to payment by Seller of the Origination Fee. The obligation of Purchaser is further subject to Seller delivering, or causing to be delivered, to Purchaser at the Closing the following documents:

         4.3.1 an Amended and Restated Intercreditor Agreement, executed by the Senior Lender, subordinating the first and prior lien on the offshore "skids" held by the Senior Lender to the lien thereon held by Purchaser;

         4.3.2 copies, certified by the Secretary of State of Delaware as of a recent date, of the charter of Black Warrior and all amendments thereto and a certificate of an Officer of Black Warrior certifying that there have been no amendments to such charter since such date, and copies, certified by the Secretary of Active Subsidiary as of the Closing Date, of the charter of Active Subsidiary and all amendments thereto;

         4.3.3 copies, certified by the Secretary of each of Black Warrior and Active Subsidiary as of the Closing Date, of the bylaws of each of Black Warrior and Active Subsidiary, respectively, and all amendments thereto;

         4.3.4 copies, certified by a certificate of the Secretary of each of Black Warrior and Active Subsidiary as of the Closing Date, of resolutions duly adopted by the board of directors of each of Black Warrior and Active Subsidiary, respectively, authorizing the execution and delivery by each of Black Warrior and Active Subsidiary, respectively, of the Transaction
     Documents and all other agreements attached hereto as Exhibits or contemplated herein, the completion of the sale of the Note and Warrants and the taking of all such other corporate action as shall have been required as a condition to, or in connection with, the sale of the Note and Warrants;

         4.3.5 the Agreement;

         4.3.6 the Note;

         4.3.7 Warrants to purchase up to 333,333 shares of Common Stock;

         4.3.8 the Registration Rights Agreement;

         4.3.9 the Security Agreement;

         4.3.10 the Subsidiary Security Agreement;

         4.3.11 the Subsidiary Guaranty;

         4.3.12 an opinion of Rosen, Cook, Sledge and Davis, counsel to Seller, in form and substance acceptable to Purchaser and addressing the matters set forth in Sections 2.1, 2.2, 2.3, 2.7 and 2.8; and

         4.3.13 a certificate of an Officer of each of Black Warrior and Active Subsidiary to the effect that the representations and warranties of each of Black Warrior and Active Subsidiary, respectively, herein contained shall be true as of and at the Closing Date with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; and further to the effect that each of Black Warrior and Active Subsidiary shall have performed and complied with all covenants required by this Agreement to be performed or complied with by each before the Closing Date.

                                    ARTICLE V
                               GENERAL PROVISIONS

     5.1  Survival  of   Representations,   Warranties   and   Agreements.   The
representations, warranties and agreements contained in this Agreement shall survive the Closing.

     5.2 Notices. All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other person as may be designated by either party hereto in writing.

     (a) If to Seller:   Black Warrior Wireline Corp.
                         3748 Highway #45 North
                         Columbus, Mississippi  39701
                         Attn:  William L. Jenkins

     (b) If to Purchaser:  SJMB, L.P.

                         777 Post Oak Boulevard, Suite 950
                         Houston, Texas 77056
                         Attn: Mr. Jay Brown

     5.3 Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof,(ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and is not intended to confer upon any other person any rights or remedies hereunder, (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware and (iv) may be executed in two or more counterparts which together shall constitute a single agreement.

     5.4 Publicity. Seller and Purchaser promptly shall advise and cooperate with the other prior to issuing, or permitting any of its directors, officers, employees or Purchaser to issue, any press release with respect to this
Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, without the prior consent of Purchaser, neither Seller nor any of its directors, officers, employees or Purchaser shall issue any press release which includes the name of Purchaser or any of Purchaser's affiliates.

     5.5 Assignment.

         (a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Seller (whether by operation of law or otherwise) without the prior written consent of the Purchaser.

         (b) Purchaser may assign its rights and obligations hereunder, under the Note, the Warrants or any other Transaction Document, subject to the terms hereof and upon prior written notice to Seller. Each such assignee (an "Assignee") shall execute an Assignment and Acceptance substantially in the form of Exhibit G. Upon the execution of such Assignment and Acceptance by such Assignee, (i) the Assignee shall be a "Purchaser" hereunder and, to the extent provided in the Assignment and Acceptance, shall have the rights and obligations of a Purchaser hereunder, and (ii) the assigning Purchaser (an "Assignor") shall, to the extent provided in the Assignment and Acceptance, be released from its obligations hereunder.

         (c) An Assignor hereunder shall, if requested by the Assignee, deliver the Note and Warrants in favor of such Assignor to the Seller, and the Seller shall issue replacement Notes and Warrants in favor of the Assignor and the Assignee in the amounts and for such shares as are indicated in the Assignment and Acceptance. The replacement Warrants shall be issued for an exercise price per share equal to the exercise price set forth in the Warrants to be delivered to Seller under this Section 5.5(c).

     5.6 Schedules. All statements contained in any exhibit, schedule, appendix, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement and shall be deemed representations and warranties hereunder.

     5.7   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which constitutes an original execution and, in the aggregate, constitute a single document.

     5.8 Expense Reimbursement. Seller will reimburse Purchaser, within 10 days after Purchaser's presentation of an invoice therefor, all of Purchaser's direct costs relating to the negotiation, documentation and closing of the transactions contemplated by this Agreement, including without limitation the direct fees and expenses of counsel for Purchaser.

     5.9 Restrictions on Transfer.

         (a) Purchaser shall not transfer their rights under the Note except by the grant of a security interest to its lender or lenders, or as provided by Section 5.5 hereof. As between a Purchaser and its lender or lenders, the Note is transferrable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. Any lender to which

     Holder grants a security interest in the Note shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring the Note into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

         (b) Purchaser shall not transfer the Warrants or any new warrants described in Section 1.4 of this Agreement, except as provided in the Warrants and provided further that the Warrants may be distributed to the partners of the Purchaser.

     5.10 Expenses of Dispute Resolution. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled.

                             SELLER'S SIGNATURE PAGE

     IN WITNESS WHEREOF, Seller has signed this Agreement as of the date first written above.

                                    BLACK WARRIOR WIRELINE CORP.

                                    By:
                                       ----------------------------------------
                                        William L. Jenkins, President

                           PURCHASER'S SIGNATURE PAGE

     IN WITNESS WHEREOF, Purchaser has signed this Agreement as of the date first written above.

                                     SJMB, L.P.

                                     By: SJMB, L.L.C., its General Partner


                                     By:
                                        ---------------------------------------
                                         Jay Brown, Executive Vice President